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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): July 26, 2002

                        Adelphia Business Solutions, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             000-21605                               25-1669404
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      (Commission File Number)            (I.R.S. Employer Identification No.)

One North Main Street
Coudersport, PA                                       16915-1141
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(Address of Principal Executive offices)              (Zip Code)

                                 (814) 274-9830
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               (Registrant's Telephone Number, Including Area Code


                                 Not Applicable
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          (Former Name or Former Address, if changed Since Last Report)


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

Item 5.           Other Events.

On July 26, 2002, Peter Venetis resigned as a director of Adelphia Business Solutions, Inc. (the "Company").

Following the resignation of Mr. Venetis, the Company's Board of Directors consists of three members: Patrick Lynch, Edward Mancini and Robert Guth.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                         ADELPHIA BUSINESS SOLUTIONS, INC.


                         By:      /s/ John Glicksman
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                         Name:    John Glicksman
                         Title:   Assistant Secretary and General Counsel



Date:   July 29, 2002